UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report: June 27, 2008

(Date of earliest event reported)

eGAIN COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30260	77-0466366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

345 E. Middlefield Road, Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 230-7500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 27, 2008, eGain Communications Corporation (the “Company”) entered into a Loan and Security Agreement with Bridge Bank, N.A. (the “Bank”) dated as of June 24, 2008 (the “Loan and Security Agreement”). Pursuant to the Loan and Security Agreement and subject to the terms and conditions contained therein, the Company is authorized to borrow up to $3,000,000 under a revolving line of credit. In addition, the Loan and Security Agreement provides for certain equipment financing. The Company’s obligations under the Loan and Security Agreement are secured by a lien on the Company’s assets including its intellectual property. Holders of certain outstanding secured promissory notes have subordinated their security interests to those of the Bank pursuant to a Subordination Agreement dated as of June 24, 2008 (the “Subordination Agreement”).

In connection with the execution of the Loan and Security Agreement, the Bank received a Warrant to Purchase Stock dated as of June 24, 2008, which allows the Bank to purchase up to 73,889 shares of the Company’s common stock at a purchase price of $0.90 per share (the “Warrant”). The Warrant will expire June 24, 2011. The Bank has the right to require the Company to purchase the Warrant for $133,000 at the expiration of the Warrant or under certain other events specified therein.

The foregoing summaries of the Loan and Security Agreement, the Subordination Agreement and the Warrant do not purport to be complete and are qualified in their entirety by reference to such documents attached as exhibits hereto.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

4.1	Warrant to Purchase Stock dated as of June 24, 2008.

10.1	Loan and Security Agreement between eGain Communications Corporation and Bridge Bank, N.A. dated as of June 24, 2008.

10.2	Subordination Agreement by and between Ashutosh Roy, Oak Hill Capital Partners, L.P., Oak Hill Capital Management Partners, L.P. and FW Investors V, L.P. and Bridge Bank National Association dated as of June 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 02, 2008	eGAIN COMMUNICATIONS CORPORATION

	By:	/s/ Eric Smit
Eric Smit
Chief Financial Officer (Principal Financial Officer and Duly Authorized Signatory)

EXHIBIT INDEX

Exhibit No.	Description
4.1	Warrant to Purchase Stock dated as of June 24, 2008.

10.1	Loan and Security Agreement between eGain Communications Corporation and Bridge Bank, N.A. dated as of June 24, 2008.

10.2	Subordination Agreement by and between Ashutosh Roy, Oak Hill Capital Partners, L.P., Oak Hill Capital Management Partners, L.P. and FW Investors V, L.P. and Bridge Bank National Association dated as of June 24, 2008.